Exhibit 10.2

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (the “First Amendment”) is executed this 19th day of November 2024. by and between SKY SC, LLC a Delaware limited liability company (“Landlord”) and NORTHANN CORP, a Nevada corporation ("Tenant").

BACKGROUND:

A.              By a certain Lease Agreement dated July 26, 2024 (the “Lease”), Landlord leased to Tenant certain premises within the building commonly known as 2251 Catawba River Road, Ft. Lawn, SC containing a rentable area of 106,610 which includes 4,560  rentable square feet of office space and 98,400 rentable square feet of industrial space and depicted on Exhibit “A” of the Lease (the “Premises”).

B.              Landlord and Tenant desire to modify certain terms of the Lease as stated herein.

C.              Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the foregoing and the parties hereto, intending to be legally bound hound agree as follows:

l. The "Background" clauses are hereby incorporated herein by reference as though fully set forth at length.

2. Section 2 of the Lease is modified and “August 20, 2024” is deleted from that Section.  The “Commencement Date” is redefined as November 1st , 2024.  Except as stated herein, the remainder of Sec 2 of the Lease remains unchanged and continues in full force and effect.

3. As of the date of this First Amendment, the Landlord Work as more fully described in Sec 3 of the Lease is complete. Landlord shall share the windows’ repair and installation information so Tenant can monitor the progress.

4. First Month’s Rent and additional charges. Tenant has paid to Landlord the first full month’s installment of Base Rent and, immediately upon execution of this First Amendment, will pay its first full month’s estimated cost of Tenant’s pro rata share of Taxes, Insurance, and Common Area Maintenance charges.

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5. No Default. The Landlord hereby acknowledges and agrees that the Tenant is not currently in default of the Lease and to the best of Landlord's knowledge, there are currently no conditions that, with the passage of time or giving of notice would be deemed to be a default on the part of Tenant. The Tenant hereby acknowledges and agrees that the Landlord is not currently in default of the Lease and to the best of Tenant's knowledge, there are currently no conditions that, with the passage of time or giving of notice would be deemed to be a default on the part of Landlord.

6. The Landlord hereby acknowledges and agrees that 3D Printing Dev, LLC, a wholly owned subsidiary of the Tenant will, subject to a separate Assignment and Assumption Agreement,  assume the Lease starting from the execution of the First Amendment.  3D Printing Dev, LLC, shall assume and accept all obligations and the terms of the Lease and the First Amendment.  Tenant will provide a copy of the Assignment and Assumption Agreement to Landlord and the form of such agreement must be acceptable to Landlord at Landlord’s commercially reasonable discretion but Landlord’s acceptance cannot be unreasonably withheld.

7. Successors Bound. This First Amendment, each and all provisions hereof, shall inure to the benefit, or bind, as the case may require, the parties hereto, and their respective successors and assigns, subject to the restrictions upon assignment and subletting contained in the Lease.

8. Ratification/No Further Modification. Except as amended by this First Amendment, the Lease shall remain unchanged and continue in full force and effect, and all of the other terms and conditions of the Lease are hereby reaffirmed by Landlord and Tenant.

9. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the state of South Carolina.

(Signatures appear on next page)

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LANDLORD: SKY SC, LLC, a Delaware limited
liability partnership

	By:	/s/ Marc Civitillo
	Title:	Authorized Signatory

	Date:	11/19/2024

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

Witness
TENANT: NORTHANN CORP, a Nevada corporation

	By:	Ken Li	/s/ Lin Li

	Title:	CEO

	Date:	November 19, 2024

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

/s/ Arthur Yuan
Witness
Arthur Yuan

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